AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
               OF SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                       OF

                                  I-STORM, INC.


         I-STORM, INC. (the "Company"), a corporation organized and existing under the laws of the State of Nevada, does hereby certify that:

         Pursuant to authority vested in the Board of Directors by Article V of the Articles of Incorporation of the Company and the provisions of the Nevada Revised Statutes, the Board of Directors has duly adopted the following recitals and resolutions:

         WHEREAS, the Board of Directors is authorized by the Articles of Incorporation to issue, to determine and fix the rights, preferences, privileges and restrictions of one or more series of Preferred Stock, and the Board of Directors has determined to establish the number of shares constituting that series and to designate such series;

         WHEREAS, the Articles of Incorporation presently authorize the Company to issue up to 4,000,000 shares of Preferred Stock in any class or series and the Company has designated 600,000 of such shares of Preferred Stock to be Series A Preferred Stock and 1,700,000 of such shares to be Series B Preferred Stock, 1,225,000 of such shares to be Series C Preferred Stock and 500,000 of such shares to be Series D Preferred Stock;

         WHEREAS, the Board of Directors, after due consideration and review, has determined it to be in the best interests of the Company to amend the Articles of Incorporation of the Company so that 600,000 shares of Preferred Stock shall be Series A Preferred Stock, 500,000 shares shall be Series B Preferred Stock, 500,000 shares shall be Series C Preferred Stock and 1,400,000 shares shall be Series D Preferred Stock;

         WHEREAS, the Company has previously filed on April 23, 1999 a Certificate of Designation, Preferences and Rights of Series C Cumulative Convertible Preferred Stock, which was duly amended on January 12, 2000, and the Board now wishes to amend such amended Certificate of Designation;

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends Article V of the Articles of Incorporation and the Certificate of Designation filed on April 23, 1999, as amended on January 12, 2000, and fixes and determines the designation of the number of shares constituting, and the rights, preferences, privileges and restrictions relating to of the Series C Preferred stock, as follows:

         1. DESIGNATION. The series of preferred stock provided for by this resolution shall be designated "Series C Cumulative Convertible Preferred Stock" (hereinafter referred to as the "Series C Preferred Stock").

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         2. AUTHORIZATION. The number of shares constituting the Series C
Preferred Stock shall be 500,000 shares having a par value of $0.01 per share.

         3. DIVIDENDS. The holders of the Series C Preferred Stock shall be entitled to cumulative dividends at an annual rate of nine percent (9%) of the offering price of $12.25 per share, when and as declared by the Board of Directors, payable on a quarterly basis on November 15, February 15, May 15 and August 15, in cash, or at the option of the Company, in shares of Preferred Stock. Unpaid dividends will accumulate and be payable prior to the payment of dividends on the Common Stock, but not before the payment of dividends on Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") and Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock").

         4. CONVERSION RIGHTS.

                  (a) Subject to the antidilution provisions, each share of Series C Preferred Stock may be converted: (i) at the option of the holder, at any time after the last day upon which subscriptions are accepted for the Series C Preferred Stock ("Final Closing of the Offering"), (ii) and at the option of the Company, at any time four years- after the Final Closing of the Offering, into such number of shares of the Company's Common Stock as shall equal $12.25 divided by the lower of $3.50 or the closing bid price for any five (5) consecutive trading days during the period commencing 11 months after the Final Closing of the Offering and ending one month thereafter; provided, however, that in no event shall the Conversion Price be reduced below $2.80; provided, that any unpaid dividends accumulated on the Series C Preferred Stock, as set forth in Section 3, shall be paid to the holders of the Series C Preferred Stock on the date of conversion, either in cash, or at the option of the Company, in shares of Common Stock.

                  (b) Promptly after the receipt of certificates representing Series C Preferred Stock and the surrender of Series C Preferred Stock, the Company shall issue and deliver, or cause to be issued and delivered, to the holder a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such Series C Preferred Stock. The date of the issuance of such Common Stock shall be the "Conversion Date." No fractional shares shall be issued upon conversion of the Series C Preferred Stock into shares of Common Stock. To the extent permitted by law, the conversion shall be deemed to have been effected as of the close of business on the Conversion Date (or on the next preceding business day if the Conversion Date is not a business day) and at that time the rights of the holder of Series C Preferred Stock, as such holder, shall cease, and the holder of the Series C Preferred Stock shall become the holder of record of shares of Common Stock and shall solely be entitled to the rights and preferences of the holders of shares of Common Stock.

                  (c) Notwithstanding anything herein to the contrary, on any liquidation of the Company, the right of conversion of the Series C Preferred Stock shall terminate at the close of business on the last full business day before the date fixed for payment of the amount distributable on the Series C Preferred Stock.

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         5. ANTIDILUTION RIGHTS. The Conversion Price and the number of shares issuable upon conversion shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend on its Common Stock payable in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, and in each case, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of the Series C Preferred Stock surrendered for conversion after such time shall be entitled to receive the kind and amount of shares such holder would have owned or have been entitled to receive had such shares of the Series C Preferred Stock been converted immediately prior to the time of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case of any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the surviving or continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Company, the holder of each share of the Series C Preferred Stock, shall have after such reorganization, reclassification, consolidation, merger, sale or transfer, the right to convert such share of the Series C Preferred Stock solely into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive had such share of Series C Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer.

                  (c) In case the Company shall declare a cash dividend upon its Common Stock payable otherwise then out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the corporation convertible into or exchangeable for Common Stock), then, in each such case, the holders of the Series C Preferred Stock shall, concurrent with the distributions of holders of Common Stock, receive a like distribution based upon the number of shares of Common Stock into which such Series C Preferred Stock is then convertible.

                  (d) Whenever there is an adjustment in the Conversion Price and/or the number or kind of securities issuable upon conversion of the Series C Preferred Stock, as provided herein, the Company shall promptly file in the custody of its Secretary, a certificate signed by an officer of the Company, showing in detail the facts requiring such adjustment, the number and kind of securities issuable upon conversion of Series C Preferred Stock upon such adjustment, and the Conversion Price; and notice of such adjustment along with a duplicate officer's certificate shall be sent by registered mail, postage paid, to the holder at its address as it shall appear in the Company's Stock Register.

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                  (e) The Company will not through any reorganization,
recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or modify or seek to avoid or modify the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series C Preferred Stock against impairment.

         6. The Company shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares, such number of shares of Common Stock (or such other shares or securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Shares, and if at any time the number of authorized but unissued shares of Common Stock (or any such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series C Preferred Stock, the Company shall take such action as may be necessary to increase the authorized but unissued shares of Common Stock (or other shares or other securities) to such number of shares as shall be sufficient for such purposes.

         7. NO VOTING RIGHTS.

                  (a) Except as otherwise required by law or as set forth in this Section 7, the holders of Series C Preferred Stock shall not have any voting rights.

                  (b) So long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required in the Articles of Incorporation or the Bylaws of the Company, the consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of Series C Preferred Stock at the time outstanding, such consent given in person or by proxy, either in writing without a meeting, or by vote at any meeting called for the purpose of obtaining such consent, shall be necessary for effecting or validating:

                           (i) Any amendment, alteration or repeal of any of the
                  provisions of the Articles of Incorporation, or of the By-Laws of the Company, which affects adversely the voting powers, rights or preferences of the holders of Series C Preferred Stock; provided, however that the amendment of the provisions of the Articles of Incorporation so as to authorize or create or to increase the authorized amount of any junior stock or parity stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Series C Preferred;

                           (ii) The authorization of or creation of any stock of
                  any class or any security convertible into stock of any class, ranking prior to Series C Preferred Stock in the distribution of assets on any liquidation, dissolution, or winding up of the Company or in the payment of dividends; provided, however, that the Company may increase the authorized amount of Series A or Series B Preferred Stock without such vote;

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                           (iii) The merger or consolidation of the Company with
                  or into any other corporation, unless after such merger or consolidation, if the Company should be the surviving corporation, there shall be no class of stock and no other securities either authorized or outstanding, ranking prior to the Series C Preferred Stock, except for the Series A
                  Preferred Stock and the Series B Preferred Stock, in the distribution of assets on any liquidation, dissolution or winding up of the Company, or in the payment of dividends; or if the Company should not be the surviving corporation, the holders of Series C Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares of stock in the surviving corporation, which shall have the same rights and preferences in the surviving corporation, as in the Company.

                           (iv) The purchase or redemption of any shares of any
                  series of parity stock or junior stock (whether pursuant to mandatory redemption or sinking fund provisions, optional redemption provisions or otherwise) unless the full dividend on all shares of Series C Preferred Stock then outstanding shall have been paid or declared, and a sum sufficient, or shares sufficient, for the payment of such dividends shall have been set apart by the Company.

         8. REGISTRATION RIGHTS.

                  (a) "Registrable Securities" shall mean: (i) any share of Series C Preferred Stock; (ii) the Common Stock issued or issuable upon conversion of any share of Series C Preferred Stock; and (iii) any Warrant or Common Stock or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for, any share of Series C Preferred Stock, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration under the Securities Act or an applicable exemption therefrom.

                  (b) If (but without any obligation to do so) the Company at any time commencing on the date of issuance proposes to register (including for this purpose a registration statement effected by the Company for securityholders other than the Holder) any of its securities under the Securities Act of 1933 (the "Act") in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after receipt of such written notice from the Company, the Company shall, subject to the provisions of this Section 6, cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered; provided, however, that the Registrable Securities shall be subject to restrictions on transfer for such number of days after the effective date of the subject registration statement as may be specified by the managing underwriter.

                  (c) If any of the Holder of the Registrable Securities should notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford each of the Holder of the Registrable Securities the opportunity to have any such Registrable Securities registered under such registration statement.

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                  Notwithstanding the provisions of this Section 8(c), the
Company shall have the right at any time after it shall have given written notice pursuant to this Section 8(c) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  (d) Effective after the Final Closing until twelve months thereafter, any holder shall have the one-time demand registration right to provide notice to the Company on behalf of all holders, requiring the Company to register the Common Stock. In such event, the Company will do any and all things necessary to effect such registration and to have the registration statement declared effective as soon as practicable following such demand.

                  (e) In the event that the Company should register the Registrable Securities under either Section 8(c) or 8(d) hereof, the Company shall bear the expense of any accounting and registration costs associated with such registration under the Act.

         9. RANKING. With respect to the payment of dividends and to the distribution of assets upon liquidation, the shares of the Series C Preferred Stock shall rank senior to the shares of Common Stock of the Company, pari passu with the shares of Series D Preferred Stock of the Company and junior to the shares of Series A Preferred Stock and Series B Preferred Stock.

         10. REDEMPTION RIGHTS. Neither the Company nor the holders of Class C Preferred Stock shall have any redemption rights with respect to the Class C Preferred Stock.

         11. LIQUIDATION, DISSOLUTION AND WINDING UP. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each holder of Series C Preferred Stock shall have the right to a ratable distribution of assets of the Company from any of the Company's assets then available for distribution after the satisfaction of the liquidation, dissolution and winding up preferences of the holders of Series A Preferred Stock and Series B Preferred Stock, and before the satisfaction of the liquidation, dissolution and winding up preferences of the holders of Common Stock, all, in accordance with the Nevada Revised Statutes. Whenever the distribution provided for in this Section 11 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the directors then serving on the Board of Directors of the Company. A reorganization of the Company, or a consolidation or merger of the Company with or into another corporation or entity or a sale of or other disposition of all or substantially all of the assets of the Company, shall not be treated as a liquidation, dissolution or winding up of the Company within the meaning of this
Section 11.

         The foregoing amendment was duly adopted by the Board of Directors without the requirement of shareholder action by meeting held on September 13, 2000, pursuant to the Articles of Incorporation and the provisions of the Nevada Revised Statutes.

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         IN WITNESS WHEREOF, I-Storm, Inc. has caused this Certificate of
Designation, Preferences and Rights of Series C Preferred Stock to be executed by its President and attested to by its Secretary this ___th day of October, 2000.


ATTEST:                                           I-STORM, INC.


By:                                               By:
   ------------------------------                     --------------------------
   Stephen Venuti, Secretary                          Calbert Lai, President and
                                                      Chief Executive Officer




-------------------------           :
                                    :  ss
COUNTY OF ________________          :

         On this ____ day of ________, 2000, personally appeared before me, the undersigned, a notary public, Calbert Lai and Stephen Venuti, who being by me first duly sworn, declared that they are the President and Secretary, respectively, of the above-named corporation, acknowledged that they signed the foregoing Certificate of Amendment to Articles of Incorporation, and verified that the statements contained therein are true.


         WITNESS MY HAND AND OFFICIAL SEAL.



                                         --------------------------------------
                                         ______________________, Notary Public

                                         Residing in __________________ County